                                                                   Exhibit 10.10




                                    SUBLEASE




                                     between




                              FOREMOST MGMT., INC.



                                    SUBLESSOR




                                       and




                                 LUIGINO'S, INC.



                                    SUBLESSEE





                                      DATED

                                      as of

                               September 21, 1993

                                      INDEX


THIS INDEX IS NOT A PART OF THIS LEASE AND IS ONLY FOR CONVENIENCE OF REFERENCE.

                                                                          Page

ARTICLE I. -- DEFINITIONS.................................................  2
  Section 1.1.  USE OF DEFINED TERMS......................................  2
  Section 1.2   DEFINITIONS...............................................  2
  Section 1.3.  CERTAIN REFERENCES........................................  5

ARTICLE II. -- LEASE OF PROJECT; CONSTRUCTION AND EQUIPPING...............  5
  Section 2.1.  SUBLEASE TERM AND POSSESSION..............................  5
  Section 2.2.  IMPROVEMENT AND EQUIPPING.................................  5
  Section 2.3.  PLANS AND SPECIFICATIONS..................................  5
  Section 2.4.  COMPLETION DATE...........................................  6
  Section 2.5.  REMEDIES AGAINST CONTRACTORS, SUBCONTRACTORS AND
                SURETIES..................................................  6
  Section 2.6.  OWNERSHIP OF PROPERTY.....................................  6

ARTICLE III. -- RENT AND ADDITIONAL PAYMENTS..............................  7
  Section 3.1.  RENT......................................................  7
  Section 3.2.  ADDITIONAL PAYMENTS.......................................  7
  Section 3.3.  PLACE OF PAYMENTS.........................................  8
  Section 3.4.  OBLIGATIONS UNCONDITIONAL.................................  8
  Section 3.5.  PAST DUE RENT AND ADDITIONAL PAYMENTS.....................  8

ARTICLE IV. -- MAINTENANCE AND USE OF PROJECT.............................  8
  Section 4.1.  COMPLIANCE WITH LEGAL AND INSURANCE
                REQUIREMENTS..............................................  8
  Section 4.2.  MAINTENANCE AND USE OF PROJECT SITE AND PROJECT
                FACILITIES................................................  9
  Section 4.3.  ADDITIONS, MODIFICATIONS AND IMPROVEMENTS.................  9
  Section 4.4.  SUBSTITUTIONS AND REMOVALS................................  9
  Section 4.5.  INDEMNIFICATION...........................................  9

ARTICLE V. -- TAXES, MECHANICS' LIENS AND INSURANCE....................... 10
  Section 5.1.  PAYMENT OF TAXES, AND OTHER GOVERNMENTAL
                CHARGES................................................... 10
  Section 5.2.  MECHANICS' AND OTHER LIENS................................ 11
  Section 5.3.  INSURANCE................................................. 11
  Section 5.4.  WORKERS' COMPENSATION COVERAGE............................ 12
  Section 5.5.  PAYMENT BY SUBLESSOR OR DIRECTOR.......................... 12

ARTICLE VI. -- DAMAGE, DESTRUCTION AND CONDEMNATION....................... 12
  Section 6.1.  DAMAGE TO OR DESTRUCTION OF PROJECT FACILITIES............ 12
  Section 6.2.  USE OF INSURANCE PROCEEDS................................. 13
  Section 6.3.  EMINENT DOMAIN............................................ 13
  Section 6.4.  PROCEEDS RELATING TO PROJECT EQUIPMENT.................... 13

ARTICLE VII.  -- FURTHER REPRESENTATIONS AND AGREEMENTS RESPECTING
                THE PROJECT AND THE SUBLESSEE............................. 13
  Section 7.1.  REPRESENTATIONS OF THE SUBLESSEE.......................... 13
  Section 7.2.  DOCUMENTS TO BE PROVIDED.................................. 14
  Section 7.3.  RIGHT OF INSPECTION....................................... 14
  Section 7.4.  ASSIGNMENT AND SUBLEASING................................. 15
  Section 7.5.  SUBLESSEE TO MAINTAIN ITS EXISTENCE; SALE OF ASSETS OR
                MERGERS................................................... 15
  Section 7.8.  BOOKS AND RECORDS; FINANCIAL STATEMENTS................... 15
  Section 7.7.  TITLE OF PROJECT SITE..................................... 16
  Section 7.8.  NO WARRANTY OF CONDITION OR SUITABILITY................... 17

ARTICLE VIII. -- EVENTS OF DEFAULT AND REMEDIES........................... 17
  Section 8.1.  EVENTS OF DEFAULT......................................... 17
  Section 8.2.  REMEDIES ON DEFAULT....................................... 18
  Section 8.3.  NO REMEDY EXCLUSIVE....................................... 19
  Section 8.4.  AGREEMENT TO PAY FEES AND EXPENSES........................ 20
  Section 8.5.  NO ADDITIONAL WAIVER IMPLIED BY ONE WAIVER................ 20
  Section 8.6.  NOTICE OF DEFAULT......................................... 20

ARTICLE IX -- MISCELLANEOUS............................................... 20
  Section 9.1.  OTHER PROVISIONS.......................................... 20
  Section 9.2.  QUIET ENJOYMENT........................................... 21
  Section 9.3.  SURRENDER OF PROJECT...................................... 21
  Section 9.4.  NOTICES................................................... 21
  Section 9.9.  CAPTIONS.................................................. 21
  Section 9.10. GOVERNING LAW............................................. 21

ASSIGNMENT OF SUBLEASE

ACKNOWLEDGMENT AND CONSENT TO ASSIGNMENT

                                    SUBLEASE

         THIS SUBLEASE made and entered into effective as of September 21, 1993, between FOREMOST MGMT., INC. a Ohio corporation, as SUBLESSOR (the "SUBLESSOR") and LUIGINO'S, INC., a Minnesota corporation, as SUBLESSEE (the "SUBLESSEE"), under the circumstances summarized in the following recitals (the capitalized terms not defined in the recitals being used therein as defined in ARTICLE I. hereof):

A. Pursuant to the ACT and the AGREEMENT, the DIRECTOR will acquire the PROJECT SITE and make a LOAN to the SUBLESSOR to assist in acquiring and installing the PROJECT EQUIPMENT in a structure to be constructed on the b and leased to the SUBLESSEE by the SUBLESSOR.

B. Upon the terms and conditions hereinafter set forth, the SUBLESSOR is willing to Lease the PROJECT SITE and the PROJECT FACILITIES to the SUBLESSEE and the SUBLESSEE is willing to Lease the PROJECT SITE and the PROJECT FACILITIES from the SUBLESSOR.

C. The SUBLESSOR and the SUBLESSEE each have full right and lawful authority to enter into this SUBLEASE and to perform and observe the provisions hereof on their respective parts to be performed and observed.

         NOW, THEREFORE, in consideration of the promises and the mutual representations and agreements hereinafter contained, the parties hereto agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

Section 1.1. USE OF DEFINED TERMS. In addition to the words and terms elsewhere defined in this SUBLEASE, the words and terms set forth in Section 1.2 hereof shall have the meanings therein set forth unless the context or use expressly indicates different meaning or intent. Such definitions shall be equally applicable to both the singular and plural forms of any of the words and terms therein defined.

Section 1.2       DEFINITIONS. As used herein:

                  "ACT" means Chapter 166, Ohio Revised Code, as enacted and amended pursuant to Section 13 of ARTICLE VIII. of the Ohio Constitution.

                  "ADDITIONAL PAYMENTS" means the amounts required to be paid by the SUBLESSEE pursuant to the provisions of Section 3.2 hereof.

                  "BONDS" means the State of Ohio Economic Development Revenue Bonds (Ohio Enterprise Bond Fund),"Series 1993-5 (Foremost Mgmt, Inc. Project) (Taxable Bonds) authorized by the General Bond Order and the Series Bond Order.

                  "COMPLETION DATE" means the Date of Completion of the PROJECT to be furnished by the SUBLESSEE pursuant to Section 2.4 hereof.

                  "ENGINEER" means an individual or firm qualified to practice the profession of engineering or architecture under the laws of the State and acceptable to the SUBLESSOR and who is not a salaried employee of the SUBLESSEE.

                  "EVENT OF DEFAULT" means any of the events described as an Event of Default in Section 8.1 hereof.

                  "FORCE MAJEURE" means any of the causes, circumstances or events described as constituting Force Majeure in Section 8.1 hereof.

                  "INDEPENDENT COUNSEL" means an attorney or a firm of attorneys duly admitted to practice law before the highest Court of the State and who is acceptable to the SUBLESSOR.

                  "INTEREST RATE FOR ADVANCES" means (a) the interest rate borne by the BONDS, or (b) a rate which is one percent in excess of the prime or base interest rate then charged by the Trustee (as defined in the LEASE) in its lending capacity as a bank, whichever is greater and lawfully chargeable.

                  "LEASE" means that certain LEASE between the DIRECTOR OF DEVELOPMENT OF THE STATE OF OHIO and FOREMOST MGMT., INC., dated as of September 21, 1993 (OHIO ENTERPRISE BOND FUND PROGRAM) pertaining to this PROJECT.

                  "SUBLEASE ASSIGNMENT" means the SUBLEASE ASSIGNMENT, of even date herewith, between the SUBLESSOR, the SUBLESSEE and the DIRECTOR, as from time to time amended or supplemented.

                  "SUBLEASE TERM" means the period commencing on September 21, 1993, and, unless earlier terminated as herein provided, ending at the end of fifteen (15) years after the SUBLEASE PAYMENT COMMENCEMENT DATE.

                  "SUBLEASE PAYMENT COMMENCEMENT DATE" means June 1, 1994.

                  "NET PROCEEDS", when used with respect to any insurance proceeds or condemnation award, means the gross proceeds thereof less the payment of all expenses, including attorneys' fees incurred in connection with the collection of such gross proceeds.

                  "NOTICE ADDRESS" means:

                  (a) As to the SUBLESSEE:        525 Lake Avenue South
                                                  Duluth, MN 55802
                                                  Attention: President

                  (b) As to the SUBLESSOR:        P.O. Box 667
                                                  227 Main Street
                                                  Jackson, Ohio 45640
                                                  Attention: Nan A. Stockmeister

                  (c) As to the DIRECTOR:         Department of Development
                                                  P.O. Box 10001
                                                  77 South High Street
                                                  Columbus, Ohio 43266-0101
                                                  Attention: Bruce Langner

                  or such different Address Notice which is given under Section
                  9.4 hereof.

                  "PLANS AND SPECIFICATIONS" means the plans and specifications describing the improvements to be made to the PROJECT FACILITIES and the PROJECT EQUIPMENT, as now prepared and as such may be changed from time to time as provided in Section
                  2.3 hereof.

                  "PROJECT" means the PROJECT SITE, the PROJECT FACILITIES and the PROJECT EQUIPMENT, together constituting a "PROJECT" as defined in the ACT.

                  "PROJECT EQUIPMENT" means the trade fixtures, machinery, apparatus, furniture, equipment and other personal property located in or upon, or based at, the PROJECT SITE to be installed or owned by the SUBLESSOR.

                  "PROJECT FACILITIES" means all buildings, structures, additions, improvements, facilities, fixtures, fittings, machinery, apparatus, installations, furniture, equipment and other property, now or hereafter located in, upon or under, or based at, the PROJECT SITE and owned by the SUBLESSOR and the PROJECT SITE, including the facilities described in EXHIBIT A, together with any and all additions, modifications and substitutions thereto.

                  "PROJECT PURPOSES" means the acquisition of land and the construction thereon of a facility measuring 149,920 square feet in that facility to be used for a food processing center, raw material storage and finished product storage for frozen food processing.

                  "PROJECT SITE" means the Real Estate described in EXHIBIT B attached hereto.

                  "RENT" means the rent payable pursuant to Section 3.1 hereof.

                  "REQUIRED PROPERTY INSURANCE COVERAGE" means insurance insuring the PROJECT FACILITIES against loss or damage by fire, lightning, vandalism and malicious mischief and all other perils covered by standard "extended coverage" or "all risks" Policies, and during the construction period only shall include Builder's Risk insurance, excluding Workers Compensation Insurance and Contractors Liability Insurance.

                  "REQUIRED PUBLIC LIABILITY INSURANCE COVERAGE" means Comprehensive General Accident and Public Liability Insurance.

                  "STATE" means the State of Ohio.

                  "SUBLEASE" means this SUBLEASE as from time to time amended or supplemented.

                  "SUBLEASE ASSIGNMENT" means the Assignment of Sublease by Foremost Mgmt., Inc. (Assignor) to the Director of Development of the State of Ohio (Assignee), dated September 21, 1993.

Section 1.3. CERTAIN REFERENCES. The terms "hereof", "hereby", "herein", "hereto", "hereunder" and similar terms, mean this SUBLEASE. The term "hereafter" means after, and the term "heretofore" means before the Date of Delivery of this SUBLEASE. Words of the masculine gender include the feminine and the neuter, and when the sense so indicates, words of the neuter gender may refer to any gender.

                                   ARTICLE II.
                  LEASE OF PROJECT; CONSTRUCTION AND EQUIPPING

Section 2.1. SUBLEASE TERM AND POSSESSION. Upon and subject to the provisions herein set forth, the SUBLESSOR does hereby Lease to the SUBLESSEE, and the SUBLESSEE does hereby Lease from the SUBLESSOR, the PROJECT SITE and the PROJECT FACILITIES for the SUBLEASE TERM. Possession of the PROJECT SITE and the PROJECT FACILITIES shall be delivered by the SUBLESSOR and accepted by the SUBLESSEE on the commencement of the SUBLEASE TERM.

Section 2.2. IMPROVEMENT AND EQUIPPING. Upon the execution and delivery of this SUBLEASE, the SUBLESSOR shall, at its own expense, promptly undertake and complete the improvement of the PROJECT SITE and the PROJECT FACILITIES, and shall install the PROJECT EQUIPMENT, in accordance with the PLANS AND SPECIFICATIONS and in such a manner as to conform with all applicable zoning, planning, building, environmental and other regulations of governmental authorities having jurisdiction. In connection with such work, the SUBLESSOR shall make, execute, acknowledge and deliver any contracts, orders, receipts, writings and instructions as may be required and in general to do all things which may be requested or proper for such construction and equipping, and shall pay all fees, costs and expenses incurred in such construction and equipping. The SUBLESSOR expressly acknowledges and agrees that all wages paid to laborers and mechanics employed on the PROJECT, in connection with such work, shall be paid at not less than the prevailing wages for laborers and mechanics for the class of work called for by the PROJECT, which wages shall be determined in accordance with the requirements of Chapter 4115, Ohio Revised Code, for determination of prevailing wage rates. To the extent required byss.4115.032, Ohio Revised Code, the SUBLESSOR shall comply, and shall require compliance by all contractors or subcontractors working on the PROJECT, with all applicable requirements of ss.4115.03 through 4115.16, Ohio Revised Code.

Section 2.3. PLANS AND SPECIFICATIONS. The Plans and Specifications are at the date hereof on file with the SUBLESSOR and SUBLESSEE but may be changed from time to time by the SUBLESSEE provided that the Plans and Specifications shall not be changed to such an extent that the PROJECT PURPOSES are such as are not permitted under the ACT.

Section 2.4. COMPLETION DATE. Completion of the improvement and equipping of the PROJECT shall be evidenced to the DIRECTOR and the SUBLESSOR by a Certificate signed by an authorized Officer of the SUBLESSEE stating that such work has been:

                  (i) substantially completed in accordance with the PLANS AND SPECIFICATIONS and all costs then due and payable in connection therewith have been paid,

                  (ii) accomplished in such a manner as to conform with all applicable zoning, planning, building, environmental and other regulations of all governmental authorities having jurisdiction; and,

                  (iii) accomplished to its satisfaction so as to permit the use and operation of the PROJECT for the PROJECT PURPOSES.

                  The Certificate shall also specify the date by which the foregoing three (3) events occurred. Notwithstanding the foregoing, such Certificate shall state that it is given without prejudice to any rights against third parties which then exist or may subsequently come into being.

Section 2.5.      REMEDIES AGAINST CONTRACTORS, SUBCONTRACTORS AND
                  SURETIES. In the event of Default of any contractor or subcontractor under any Contract made by it in connection with the work described in Section 2.2. hereof, or in the event of a Breach of Warranty with respect to any materials, workmanship, or performance guaranty, the SUBLESSOR will promptly inform SUBLESSEE of the steps it intends to take in connection with any such Default, either separately or in conjunction with others, against the contractor or subcontractor so in Default and against each such surety for the performance of such Contract. If the SUBLESSEE shall so inform SUBLESSOR, the SUBLESSEE may, in its own name or, to the extent lawful, in the name of SUBLESSOR, prosecute or defend any action or proceeding or take any other action involving any such contract, subcontractor or surety that the SUBLESSEE deems reasonably necessary, and in such event SUBLESSOR hereby agrees to cooperate fully with the SUBLESSEE and to take all action necessary to effect the substitution of the SUBLESSEE for SUBLESSOR in any such action or proceeding.

Section 2.6. OWNERSHIP OF PROPERTY. All improvements, modifications and additions to the PROJECT SITE and the PROJECT FACILITIES made by the SUBLESSOR shall be and remain the property of the SUBLESSOR in which SUBLESSEE shall have no interest. All equipment, and all other personal property and equipment (including such property which when installed becomes a fixture) owned or installed by SUBLESSEE in or upon the PROJECT SITE shall be and remain the property of the SUBLESSEE in which the SUBLESSOR shall have no interest and which shall not be subject to any Lien of MORTGAGE or the SUBLEASE ASSIGNMENT. The equipment, and such other personal property and equipment may be purchased by the SUBLESSEE on Conditional Sale, Installment Purchase or Lease Sale Contract, or subject to Vendor's Lien or Security Agreement, as security for the unpaid portion of the purchase price thereof. However, no such Lien or Security Interest shall attach to any part of the PROJECT SITE or the PROJECT FACILITIES. The SUBLESSEE shall pay as due the Purchase Price of, and all costs and expenses with respect to, the acquisition and installation of this equipment and any such other personal property and equipment installed by it pursuant to this Section. The SUBLESSEE may, at its expense and in its discretion, remove from the PROJECT SITE and the PROJECT FACILITIES items of equipment and other personal property and equipment installed by ft pursuant to this Section provided that the removal of this equipment during the term of this SUBLEASE shall not be such as to impair the character or significance of the PROJECT as furthering the purposes of the ACT. At the expiration or earlier termination of this SUBLEASE, the SUBLESSEE may, and at the request of the SUBLESSOR shall, remove all Items of equipment and other property of the SUBLESSEE. If the removal of SUBLESSEE'S property causes any damage to the PROJECT SITE or the PROJECT FACILITIES, the SUBLESSEE shall promptly repair such damage at Its expense.

                                  ARTICLE III.
                          RENT AND ADDITIONAL PAYMENTS

Section 3.1.      RENT.

                  (a) $14,940,000.00 payable in installments of $83,000.00
                  dollars per month starting on the SUBLEASE PAYMENT COMMENCEMENT DATE and continuing on the same day as each and every month thereafter for the SUBLEASE TERM.

Section 3.2. ADDITIONAL PAYMENTS. The SUBLESSEE shall pay to the SUBLESSOR and the DIRECTOR as Additional Payments hereunder, any and all reasonable and necessary costs and expenses incurred or paid by the DIRECTOR or by the SUBLESSOR in connection with or otherwise related to actions taken by the DIRECTOR or the SUBLESSOR under the SUBLEASE ASSIGNMENT or this SUBLEASE. All such Additional Payments shall be payable upon WRITTEN DEMAND therefor, and if not paid, shall theretofore bear interest at the INTEREST RATE FOR ADVANCES. Costs and expenses of the DIRECTOR or the SUBLESSOR, for purposes of this Section 32 shall mean and include actual, out-of- pocket costs and expenses and shall not include overhead or other administrative expenses.

Section 3.3. PLACE OF PAYMENTS. The SUBLESSEE shall pay all Rent directly to the SUBLESSOR notwithstanding the SUBLEASE ASSIGNMENT. Additional Payments shall be made directly to the person or entity to whom or to which they are due.

Section 3.4. OBLIGATIONS UNCONDITIONAL. The obligations of the SUBLESSEE to pay Rent and make Additional Payments shall be absolute and unconditional and the SUBLESSEE shall make such payments without abatement, diminution or deduction regardless of any cause or circumstances whatsoever including, without limitation, any defense, set-off, recoupment or counterclaim which the SUBLESSEE may have or assert against the SUBLESSOR, the DIRECTOR, or any other person.

Section 3.5. PAST DUE RENT AND ADDITIONAL PAYMENTS. If the SUBLESSEE fails to pay any Rent and additional Payments the amount due and payable shall continue as an obligation of the SUBLESSEE until such shall have been fully paid and shall bear interest at the Interest Rate for Advances.

                                   ARTICLE IV.
                         MAINTENANCE AND USE OF PROJECT

Section 4.1. COMPLIANCE WITH LEGAL AND INSURANCE REQUIREMENTS. The SUBLESSEE, at its expense, shall promptly comply with all Legal Requirements and Insurance Requirements, and shall procure, maintain and comply with all permits, licenses and other authorizations required for any use being made of the PROJECT or any part thereof then being made or anticipated to be made, and for the proper construction, installation, operation and maintenance of the PROJECT or any part thereof. As used in this Section, "LEGAL REQUIREMENTS" means all laws, statutes, codes, acts, ordinances, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions and requirements of all governmental entities, departments, commissions, boards, courts, authorities and agencies which now or at any time hereafter may be applicable to the PROJECT or any part thereof, any use, anticipated use or condition of the PROJECT or any part thereof.

                  "INSURANCE REQUIREMENT" means all provisions of any Insurance Policy covering or applicable to the PROJECT or any part thereof, all requirements of the Issuer of any such Policy, and all orders, rules, regulations or other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) applicable to or affecting the PROJECT or any part thereof. The SUBLESSEE may, at its expense and after PRIOR NOTICE to the SUBLESSOR and DIRECTOR, by any appropriate proceedings diligently prosecuted, contest in good faith any Legal Requirement and postpone compliance therewith pending the Resolution or Settlement of such contest provided that such postponement does not, in the opinion of Independent Counsel, materially affect the PROJECT SITE or the PROJECT FACILITIES or subject the PROJECT SITE or the PROJECT FACILITIES, or any part thereof, to imminent loss or forfeiture. Any such action by SUBLESSEE shall be at SUBLESSEE'S cost and expense and at no cost and no expense to the SUBLESSOR and DIRECTOR.

Section 4.2. MAINTENANCE AND USE OF PROJECT SITE AND PROJECT FACILITIES. The SUBLESSEE, at its expense, will keep the PROJECT SITE and PROJECT FACILITIES in good order and condition (ordinary wear and tear excepted) and will make all necessary or appropriate repairs, replacements and renewals thereof, interior, exterior, structural and nonstructural, ordinary and extraordinary, foreseen and unforeseen. The SUBLESSEE will not do, or permit to be done, any act or thing which might materially impair the value of the PROJECT SITE and PROJECT FACILITIES or usefulness, will not commit or permit any waste of the PROJECT and will not permit any unlawful occupation, business or trade to be conducted on the PROJECT SITE. The SUBLESSEE shall also, at its own expense, promptly comply with all rights of way or use, privileges, franchises, servitudes, licenses, easements, tenements, hereditaments and appurtenance forming a part of the PROJECT and all instruments creating or evidencing the same, in each case, to the extent compliance therewith is required of the SUBLESSEE under the terms thereof.

Section 4.3. ADDITIONS, MODIFICATIONS AND IMPROVEMENTS. The SUBLESSEE may from time to time in its discretion and at its expense, make any additions, modifications or improvements to the PROJECT FACILITIES which it may deem desirable for its business purposes provided that no such additions, modifications or improvements shall, in the opinion of an Engineer, adversely affect the structural integrity or strength of any improvements constituting a part of the PROJECT FACILITIES or materially interfere with the use and operation thereof. All additions, modifications and improvements so made by the SUBLESSEE shall become or be deemed to constitute a part of the PROJECT FACILITIES.

Section 4.4. SUBSTITUTIONS AND REMOVALS. In any instance where the SUBLESSEE, in its reasonable discretion, determines that any item of personal property constituting a part of the PROJECT FACILITIES shall have become inadequate, obsolete, worn-out, unsuitable, undesirable or unnecessary or should be replaced, the SUBLESSEE may remove such items with the consent of the SUBLESSOR and the DIRECTOR or if the SUBLESSEE substitutes and installs other items of property having equal or greater value (but not necessarily the same function) in the operation of the PROJECT FACILITIES, which such substituted property shall be free from all Liens and encumbrances and shall become part of the PROJECT FACILITIES.

Section 4.5. INDEMNIFICATION. The SUBLESSEE releases the SUBLESSOR and the DIRECTOR from, agrees that they shall not be liable for and indemnifies the

                  SUBLESSOR and DIRECTOR against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses except as may be limited by law or judicial order or decision entered in any action brought to recover moneys under this Section) imposed upon, incurred by or asserted against either on account of:

                  (a) ownership of any interest in the PROJECT or any part thereof,

                  (b) any accident, injury to or death of person or loss of or damage to property occurring on or about the PROJECT or any part thereof or the adjoining sidewalks, curbs, vaults and vault space, if any, streets or ways,

                  (c) any use, disuse or condition of the PROJECT or any part thereof, or the adjoining sidewalks, curbs, vaults and vault space, if any, streets or ways,

                  (d) any failure on the part of the SUBLESSEE to perform or comply with any of the terms hereof, or

                  (e) the performance of any labor or services or the furnishing of any materials or other property in respect of the PROJECT or any part thereof.

                  (f) any violation of a duty owed or violation thereof by SUBLESSEE set out in Section 3.10 and 5.2 of the LEASE except that which is beyond the control of SUBLESSEE.

                  In case any action, suit or proceeding is brought against the SUBLESSOR or DIRECTOR for any such reason, the SUBLESSEE, upon the request of the SUBLESSOR or DIRECTOR, will at the SUBLESSEE'S expense, cause such action, suit or proceeding to be resisted and defended. Any amounts payable to the SUBLESSOR under this Section which are not paid within ten (10) days after WRITTEN DEMAND therefor shall bear interest at the Interest Rate for Advances from the Date of such Demand. The obligations of the SUBLESSEE under this Section shall survive any termination of the this SUBLEASE.

                                   ARTICLE V.
                      TAXES, MECHANICS' LIENS AND INSURANCE

Section 5.1. PAYMENT OF TAXES, AND OTHER GOVERNMENTAL CHARGES. The SUBLESSEE shall pay, promptly when due, and before penalty or interest accrue thereon all taxes, assessments, whether general or special, all other governmental charges and all public or private utility charges of any kind whatsoever foreseen or unforeseen, ordinary or extraordinary, that now or may hereafter at any time be assessed, levied or imposed against or with respect to the PROJECT (including,


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                  without limitation, any taxes levied upon or with respect to the revenues, income or profit of the SUBLESSEE from the PROJECT) which, if not paid, may become or be made a Lien on the PROJECT SITE or the PROJECT FACILITIES, or any part thereof or a charge on such revenues, income and profits.

                           Notwithstanding the preceding Paragraph the SUBLESSEE may, at its expense and after PRIOR WRITTEN NOTICE to the SUBLESSOR and DIRECTOR, and by appropriate proceedings diligently prosecuted, contest in good faith the validity or amount of any such taxes, assessments and other charges, and after Notice to the SUBLESSOR and the DIRECTOR may, during the period of contest, permit the items so contested to remain unpaid. However, if at any time the SUBLESSOR or DIRECTOR shall notify the SUBLESSEE that, in the opinion of Independent Counsel, by nonpayment of any such items as to any part of the PROJECT SITE or the PROJECT FACILITIES will be materially affected or the PROJECT SITE or the PROJECT FACILITIES or any part thereof will be subject to imminent loss or forfeiture, the SUBLESSEE shall promptly pay such taxes, assessments or charges. During the period when the taxes, assessments or other charges so contested remain unpaid, the SUBLESSEE shall set aside on its Books adequate reserves with respect to such taxes, assessments or charges.

Section 5.2. MECHANICS' AND OTHER LIENS. The SUBLESSEE shall not permit any mechanics' or other liens to be filed or exist against the PROJECT SITE or PROJECT FACILITIES by reason of work, labor, services or materials supplied or claimed to have been supplied to, for or in connection with the PROJECT or to the SUBLESSEE. If any such Lien shall at any time be filed, the SUBLESSEE shall, within thirty (30) days after Notice of the filing thereof but subject to the right to contest hereinafter set forth, cause the same to be discharged of record by payment, deposit bond, Order of a Court of competent jurisdiction or otherwise. Notwithstanding the foregoing, the SUBLESSEE shall have the right, at its own expense, and after PRIOR NOTICE to the SUBLESSOR and the DIRECTOR and by appropriate proceedings duly instituted and diligently prosecuted, contest in good faith the validity or the amount of any such Lien. However, if the DIRECTOR or the SUBLESSOR shall notify the SUBLESSEE that, in the opinion of Independent Counsel, by nonpayment of any such items will be materially affected or the PROJECT SITE or the PROJECT FACILITIES or any part thereof will be subject to imminent loss or forfeiture, the SUBLESSEE shall promptly cause such Lien to be discharged of record.

Section 5.3. INSURANCE. The SUBLESSEE shall keep the PROJECT FACILITIES continuously insured with Required Property Insurance Coverage in an amount at least equal to the replacement value under this SUBLEASE for the Term hereof.

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                  The SUBLESSEE shall keep and maintain in force and comply with all insurance requirements of SUBLESSOR on behalf of SUBLESSOR as set forth in Sections 5.4, 5.5, 5.6, 5.7 and 5.8 of the LEASE. The SUBLESSOR shall be covered in the same manner and respects as the DIRECTOR and TRUSTEE therein.

                  During the PROJECT construction period it shall be the obligation, responsibility and liability of the SUBLESSOR to keep, maintain and pay for Contractors General Liability Insurance and Workers' Compensation Insurance in statutory and reasonable amounts pertaining to its activities and others performing services for and/or at the direction and instance of SUBLESSOR.

Section 5.4. WORKERS' COMPENSATION COVERAGE. The SUBLESSEE shall maintain, or cause to be maintained in connection with the PROJECT, any Workers' Compensation Coverage required by the applicable laws of the State pertaining to its activities.

Section 5.5.      PAYMENT BY SUBLESSOR OR DIRECTOR.  If the SUBLESSEE fails to

                  (i) pay taxes, assessments and other governmental or utility charges as required by Section 5.1. hereof,

                  (ii) pay or discharge mechanics' or other Liens as required by Section 5.2. hereof,

                  (iii)    maintain and keep in force the Insurance required by
                           Section 5.3. hereof or

                  (iv) maintain required Workers' Compensation Coverage as required by Section 5.4. hereof, the SUBLESSOR or the DIRECTOR may (but shall not be obligated to) Advance Funds to pay any such required charges of items. Any Funds so advanced shall be payable an WRITTEN DEMAND therefor and shall bear interest from the Date of Advancement at the Interest Rate for Advances.

                                   ARTICLE VI.
                      DAMAGE, DESTRUCTION AND CONDEMNATION

Section 6.1. DAMAGE TO OR DESTRUCTION OF PROJECT FACILITIES. In case of any damage to or destruction of the PROJECT FACILITIES or any part thereof, the SUBLESSEE will promptly give WRITTEN NOTICE thereof to the SUBLESSOR and the DIRECTOR generally describing the nature and extent of such damage or destruction. There shall be no abatement or diminution of Rent and the SUBLESSEE shall, whether or not the Net Proceeds of Insurance, if any, received on Account of such damage or destruction shall be sufficient for such purpose, promptly commence and complete, or cause to be commenced and

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

                  completed, repair or restoration of the PROJECT FACILITIES as nearly as practicable to the value, condition and character thereof existing immediately PRIOR to such damage or destruction, with such changes or alterations, however, as the SUBLESSEE may deem necessary for proper operation of the PROJECT and consistent with the PROJECT PURPOSES.

Section 6.2. USE OF INSURANCE PROCEEDS. In connection with the repair or restoration of the PROJECT FACILITIES pursuant to Section 6.1. hereof. Net Proceeds of Required Property Insurance Coverage of Twenty-Five Thousand and No/100's ($25,000.00) Dollars or less shall be paid to the SUBLESSEE for application in accordance with Section 5.3. of this SUBLEASE. Any such Net Proceeds in excess of Twenty-Five Thousand and No/100's ($25,000.00) Dollars shall be paid to and held by the SUBLESSOR and applied pursuant to Section 6.1. of this SUBLEASE.

Section 6.3. EMINENT DOMAIN. If Title to or the temporary use of the PROJECT SITE or the PROJECT FACILITIES, or any part thereof, shall be taken under the exercise of the power of Eminent Domain by any governmental body or by any person, firm or corporation acting under governmental body or by any person, firm or corporation acting under any governmental authority, the SUBLESSEE will promptly give WRITTEN NOTICE thereof to the SUBLESSOR and the DIRECTOR describing the nature and extent of such taking. Any Net Proceeds received from any award made in such Eminent Domain proceedings with respect to the PROJECT SITE and the PROJECT FACILITIES shall be paid to SUBLESSOR.

Section 6.4. PROCEEDS RELATING TO PROJECT EQUIPMENT. All Insurance proceeds and all awards made in connection with Eminent Domain proceedings paid or payable by reason of damage, destruction or the taking of equipment and other property of the SUBLESSEE shall be the property of and shall be paid to the SUBLESSEE.

                                  ARTICLE VII.
                     FURTHER REPRESENTATIONS AND AGREEMENTS
                    RESPECTING THE PROJECT AND THE SUBLESSEE

Section 7.1. REPRESENTATIONS OF THE SUBLESSEE. The SUBLESSEE warrants and represents as follows:

                  (a) It is duty incorporated, and is in good standing under the Laws of the State of its Incorporation and duly qualified to do business in the State, and will remain so qualified.

                  (b) The financing assistance provided by the DIRECTOR under the ACT, the BONDS and the Terms of the SUBLEASE,


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                           (i)      have induced the SUBLESSEE to locate within
                                    the City of Jackson, Ohio that business of the SUBLESSEE to be conducted by use of the PROJECT; and

                           (ii) will carry out and give effect to the public purposes of the ACT.

                  (c) The improvement of the PROJECT FACILITIES and the installation of the PROJECT EQUIPMENT in accordance with the Plans and Specifications will be accomplished and the PROJECT will be utilized and maintained in such manner as to conform with all applicable zoning, planning, building, environmental and other regulations of all governmental authorities having jurisdiction of the PROJECT.

                  (d) The SUBLESSEE has full power and authority to execute and deliver this SUBLEASE and the ASSIGNMENT and to carry out the transactions provided for herein. This SUBLEASE and the ASSIGNMENT have by proper corporate action been duty authorized, executed and delivered by the SUBLESSEE and all steps necessary have been taken to constitute this SUBLEASE and the ASSIGNMENT, a valid and binding obligation of the SUBLESSEE.

                  (e) The execution, delivery and performance by the SUBLESSEE of this b and the ASSIGNMENT and the consummation of the transactions contemplated hereby and thereby will not violate any provision of law or regulation applicable to the SUBLESSEE or of any Writ or Decree of any Court or governmental instrumentality, or of the Articles of Incorporation or the By- Laws of the SUBLESSEE or of any MORTGAGE, indenture, contract, agreement or other undertaking to which the SUBLESSEE is party or which purports to be binding upon the SUBLESSEE or upon any of its assets.

Section 7.2. DOCUMENTS TO BE PROVIDED. The SUBLESSEE shall file with the SUBLESSOR during the first two (2) weeks of the Calendar Month succeeding each Anniversary of the Completion Date, commencing with the month succeeding the First Anniversary of the Completion Date, a Certificate setting forth the description of each item of personal property or fixtures which has become a part of the PROJECT FACILITIES and of any additions, remodeling, modification or improvements to the PROJECT FACILITIES which have been made during the twelve (12) Calendar Months preceding the first of the month in which such Certificate is filed.

Section 7.3. RIGHT OF INSPECTION. Subject to reasonable security and safety regulation and upon reasonable Notice, the SUBLESSOR and the DIRECTOR and their respective

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

                  agents, shall have the right at any time during normal business hours to inspect the PROJECT.

Section 7.4. ASSIGNMENT AND SUBLEASING. This SUBLEASE may not be assigned in whole or in part by the SUBLESSEE, nor may the PROJECT SITE or the PROJECT FACILITIES be Subleased in whole or in part by the SUBLESSEE without the PRIOR WRITTEN APPROVAL of the SUBLESSOR and the DIRECTOR.

Section 7.5. SUBLESSEE TO MAINTAIN ITS EXISTENCE; SALE OF ASSETS OR MERGERS. The SUBLESSEE shall do all things necessary to preserve and keep in full force and effect its existence, rights and franchises, except as otherwise permitted by this
                  Section 7.5.. In particular, the SUBLESSEE shall not without the PRIOR APPROVAL of the SUBLESSOR and DIRECTOR (which approval shall not be unreasonably withheld):

                           (a) sell, transfer or otherwise dispose of all, or
                  substantially all, of its assets;

                           (b) consolidate with or merge into any other entity;
                  or

                           (c) permit one (1) or more other entities to
                  consolidate with or merge into it. The preceding restrictions shall not apply, however, to a transaction if both of the following conditions are met:

                  (i) the transferee or the surviving or resulting entity has a net worth, determined in accordance with generally accepted accounting principles consistently applied, equal to or greater than the net worth of the SUBLESSEE immediately PRIOR to such consolidation, merger, sale, transfer or disposition; and,

                  (ii) the transferee or the surviving or resulting entity, if other than the SUBLESSEE, by proper Written Instrument satisfactory to the SUBLESSOR and the DIRECTOR, irrevocably and unconditionally assumes the obligation to perform and observe the agreements and obligations of the SUBLESSEE under this SUBLEASE.

Section 7.8. BOOKS AND RECORDS; FINANCIAL STATEMENTS. The SUBLESSEE shall keep true and proper Books of Records and Accounts in which full and correct entries are made of all its business Transactions, and shall reflect in its Financial Statements adequate accruals and appropriations to reserves, all in accordance with generally accepted accounting principles. The SUBLESSEE shall deliver to the SUBLESSOR and the DIRECTOR copies of the follow:

                  (a) within forty-five (45) days after the end of each Quarterly period of each Fiscal Year of the SUBLESSEE, Balance Sheet of the SUBLESSEE in the

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                           same form and substance as the SUBLESSOR is required
                           to furnish to the DIRECTOR pursuant to Section 7.7(e) of the LEASE.

                  (b) within ninety (90) days after the and of each Fiscal Year of the SUBLESSEE, Balance Sheet of the SUBLESSEE as at the end of such year and Statements of Income and retained earnings of the LESSEE for such year, setting forth in comparative form the corresponding figures as at the end of or for the previous Fiscal Year, all in reasonable detail and accompanied by an opinion thereon of the regular Independent Certified Public Accountants selected by the SUBLESSEE, stating that such Balance Sheets and Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and that the Audit by such Accountants in connection with such Balance Sheets and Financial Statements has been made in accordance with generally accepted auditing standards in accordance with the same provisions contained in Section 7.7(j) of the LEASE;

                  (c)      all reports and certificates as specified in Section
                           7.4 of the LEASE respecting SUBLESSEE;

                  (d) promptly upon receipt thereof, copies of all Reports submitted to the SUBLESSEE by Independent Certified Public Accountants in connection with any annual, interim or Special Audit of the Records of the SUBLESSEE made by such Accountants; and

                  (e) as soon as available, copies of all Financial Statements, Reports, Notices and Proxy Statements sent by the SUBLESSEE to its Shareholders, generally, and of all regular and periodic Reports and all Registration Statements (other than on form S-8) filed by the SUBLESSEE with any securities exchange or with the Securities and Exchange Commission or any successor agency.

                           The DIRECTOR and the SUBLESSOR shall, to the extent permitted by law, maintain the confidentiality of all Financial Statements, Reports and other information submitted by the SUBLESSEE pursuant to this Section.

Section 7.7. TITLE OF PROJECT SITE. The SUBLESSOR and SUBLESSEE have obtained Written evidence as to the status of Title to the PROJECT SITE as of the Date of Acquisition thereof by the DIRECTOR. The SUBLESSOR and SUBLESSEE agree that Title is satisfactory and that all defects in and Liens and encumbrances on such Title, as set forth in such evidence of exclusions from coverage and exceptions, do not impair the SUBLESSEE'S use or the value of the PROJECT SITE and the PROJECT FACILITIES.


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

Section 7.8. NO WARRANTY OF CONDITION OR SUITABILITY. SUBLESSOR does not make any warranty, either express or implied, as to the suitability or utilization of the PROJECT SITE or the PROJECT FACILITIES for the PROJECT PURPOSES, or as to the condition of the PROJECT SITE or the PROJECT FACILITIES or that they are or will be suitable for the SUBLESSEE'S purposes or needs.

                                  ARTICLE VIII.
                         EVENTS OF DEFAULT AND REMEDIES

Section 8.1. EVENTS OF DEFAULT. Any one (1) or more of the following events shall be an "EVENT OF DEFAULT" under the SUBLEASE:

                  (a)      any EVENT OF DEFAULT of SUBLESSEE as defined in
                           Section 9.1 of the LEASE;

                  (b) The SUBLESSEE fails to pay when due any payments of Rent on or Prior to the Date on which any such payment is due and payable and continuing for more than ten (10) days thereafter;

                  (c) The SUBLESSEE fails to observe or perform any term, covenant or agreement, on the SUBLESSEE'S part to be observed or performed under this SUBLEASE, and the continuation of such failure for thirty (30) days after WRITTEN NOTICE of such failure is given to the SUBLESSEE by the SUBLESSOR or the DIRECTOR, or for such longer period as the SUBLESSOR and the DIRECTOR may agree to in Writing; provided, that if the failure is other than the payment of money and is of such nature that it cannot be corrected within the applicable period, such failure shall not constitute an Event of Default so long as the SUBLESSEE institutes curative action within the applicable period and diligently pursues such action to completion;

                  (d)      The SUBLESSEE shall:

                           (i) admit in Writing its inability to pay its debts generally as they become due;

                           (ii) have an Order for Relief entered in any case commenced by or against it under the Federal Bankruptcy laws, as now or hereafter are in effect;

                           (iii) commence a proceeding under any other Federal or State Bankruptcy, insolvency, reorganization or other similar law, or have such a proceeding commenced against it and either have an Order of

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                                    Insolvency or Reorganization entered against
                                    it or have the proceeding remain undismissed and unstayed for ninety (90) days;

                           (iv) made an Assignment for the benefit of creditors; or

                           (v) have a Receiver or Trustee appointed for ft or for the whole or any substantial part of its property; or

                  (e) The SUBLESSEE, or its permitted Assign or Subleasee, shall suspend or discontinue operation of the PROJECT for a period longer than one hundred eighty (180) days other than by reason of Force Majeure.

                           Notwithstanding the foregoing, 1, by reason of Force Majeure the SUBLESSEE is unable to perform or observe any agreement, term or condition hereof, other than any obligation to pay Rent or make Additional Payments or other payments required hereunder, the SUBLESSEE shall not be deemed in Default during the continuance of such inability. However, the SUBLESSEE shall promptly give Notice to the SUBLESSOR and the DIRECTOR of the existence of an Event of Force Majeure and shall use best efforts to remove the effects thereof; provided that the Settlement of Strikes or other industrial disturbances shall be entirely at the sole discretion of the SUBLESSEE.

                  The term "FORCE MAJEURE" shall mean, without limitation, the following:

                           (i) acts of God; strikes, lockouts or other industrial disturbances; acts of public enemies; orders or restraints of any kind of the government of the United States or of the State or any part of their departments; agencies, political subdivisions or officials, or any civil or military authority; insurrections; civil disturbances; riots; epidemics; landslides; lightening; earthquakes; fires; hurricanes; tornados; storms; droughts: floods; arrests, restraint of government and people; explosions, breakage; malfunction or accident to facilities, machinery, transmission pipes or canals; partial or entire failure of utilities; shortages of labor, materials, supplies or transportation; or

                           (ii) any other cause, circumstance or event not reasonably within the control of the SUBLESSEE.

Section 8.2. REMEDIES ON DEFAULT. Whenever an Event of Default shall have happened and be subsisting, any one (1) or more of the following remedial steps may be taken:


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

                  (a) The SUBLESSOR may, with the consent of the DIRECTOR, and shall at the request of the DIRECTOR, declare all installments of Rent, together with any Additional Payments and other amounts payable hereunder to be immediately due and payable, whereupon the same shall become immediately due and payable;

                  (b) The SUBLESSOR may re-enter and take possession of the PROJECT SITE and the PROJECT FACILITIES without terminating this SUBLEASE and SUBLEASE the PROJECT SITE and the PROJECT FACILITIES for the Account of the SUBLESSEE holding the SUBLESSEE liable for the difference between the Rent and other amounts payable by such Subleasee in such Subleasing and the Rent, Additional Payments and other amounts payable by the SUBLESSEE hereunder;

                  (c) The SUBLESSOR may terminate this SUBLEASE, exclude the SUBLESSEE from possession of the PROJECT SITE and the PROJECT FACILITIES and lease the PROJECT SITE and the PROJECT FACILITIES to another, but holding the SUBLESSEE liable for all Rent, Additional Payments and other amounts payable hereunder up to the effective date of such Subleasing;

                  (d) The SUBLESSOR and the DIRECTOR may have access to, inspect, examine and make copies of the Books and Record, Accounts, and Financial Data of the SUBLESSEE pertaining to the PROJECT;

                  (e) The SUBLESSOR or the DIRECTOR may pursue all remedies now or hereafter existing at law or in equity to collect all the amounts then due and thereafter to become due under this SUBLEASE, or to enforce the performance and observance of any other obligation or agreement of the SUBLESSEE, under this SUBLEASE.

                  Any amounts collected as or applicable to Rent and any other amounts which would be applicable to payment of principal of or interest on the NOTE collected pursuant to action taken under this Section shall be paid to the DIRECTOR.

Section 8.3. NO REMEDY EXCLUSIVE. No remedy conferred or reserved by this SUBLEASE is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this SUBLEASE or now or hereafter existing at law, in equity or by statute. No delay or omission to exercise any right or power accruing upon any Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such rights and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the SUBLESSOR or the

                  DIRECTOR to exercise any remedy reserved to it in this ARTICLE, it shall not be necessary to give any Notice, other than such Notice as may be expressly provided for herein or required by law.

Section 8.4. AGREEMENT TO PAY FEES AND EXPENSES. If an Event of Default should occur and the SUBLESSOR or the DIRECTOR should incur expenses, including attorneys' fees, in connection with the enforcement of this SUBLEASE or the collection of sums due, the SUBLESSEE shall reimburse the SUBLESSOR and the DIRECTOR, as applicable, for the expenses so incurred upon Demand. If any such expenses are not so reimbursed, the amount thereof, together with interest thereon from the Date of Demand for payment at the Interest Rate for Advances, shall, to the extent permitted by law, be reimbursed and in any action brought to collect such sums, the SUBLESSOR or the DIRECTOR, as applicable, shall be entitled to seek recovery of such expenses in such action except as limited by law or by Judicial Order or decision entered in such proceedings.

Section 8.5. NO ADDITIONAL WAIVER IMPLIED BY ONE WAIVER. No failure by the SUBLESSOR or the DIRECTOR to insist upon strict performance by the SUBLESSEE of any provision hereof shall constitute a waiver of such failure to strictly perform and no express waiver shall be deemed to apply to any other existing or subsequent failure by the SUBLESSEE to observe or comply with any provision hereof.

Section 8.6.      NOTICE OF DEFAULT. The SUBLESSEE shall notify the
                  SUBLESSOR and the DIRECTOR immediately if it becomes aware of the occurrence of any Event of Default hereunder or of any fact, condition or event which, with the giving of Notice or passage of time or both, would become an Event of Default.

                                   ARTICLE IX
                                  MISCELLANEOUS

Section 9.1. OTHER PROVISIONS. The SUBLESSEE agrees to be bound by and adhere to all terms and conditions required to be performed by it pursuant to the terms and conditions contained in that certain LEASE between DIRECTOR OF DEVELOPMENT OF THE STATE OF OHIO and FOREMOST MGMT., INC., dated as of September 21, 1993 (OHIO ENTERPRISE BOND FUND PROGRAM) pertaining to this PROJECT, including but not limited to fulfilling the obligation to furnish a Letter of Credit in Section 3.2 (c) or parts (a) or (b) thereof and Section 7.9 of the LEASE. SUBLESSEE shall provide for any construction cost overruns, furnish a Jeno F. Paulucci Personal Guaranty of this Sublease and in return all tax abatements received by SUBLESSOR in connection with this PROJECT shall all be passed through and returned to SUBLESSEE.


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

Section 9.2.      QUIET ENJOYMENT. The SUBLESSOR covenants with the
                  SUBLESSEE that, upon the payment of Rent and Additional Payments and the performance and observance of the other covenants and agreements on its part to be performed and observed hereunder, the SUBLESSEE shall and may peaceably and quietly have, hold and enjoy the PROJECT SITE and the PROJECT FACILITIES without hindrance from any person whomsoever.

Section 9.3. SURRENDER OF PROJECT. Upon the termination or expiration of this SUBLEASE, the SUBLESSEE shall surrender peaceably and promptly possession of the PROJECT SITE and the PROJECT FACILITIES, leaving same in good condition and repair (ordinary wear and tear excepted).

Section 9.4. NOTICES. All Notices, Certificates, requests or other communications hereunder shall be in Writing and be deemed to be sufficiently given when


                            A PAGE OF TEXT IS MISSING

                  invalid or unenforceable, such determination shall not affect any other provision, covenant, obligation or agreement, each of which shall be construed and enforced as if such invalid or unenforceable portion were not contained herein. Nor shall such invalidity or un enforceability affect any valid and enforceable application thereof, and each such provision, covenant, obligation or agreement shall be deemed to be effective, operative, made, entered into or taken in the manner and to the full extent permitted by law.

Section 9.9. CAPTIONS. The captions and headings in this SUBLEASE shall be solely for convenience of reference and in no way define, limit or describe the scope or intent of any provisions or Sections of this SUBLEASE.

Section 9.10. GOVERNING LAW. This SUBLEASE shall be deemed to be a CONTRACT made under the laws of the State and for all purposes shall be governed by and construed in accordance with the law of the State.

         IN WITNESS WHEREOF, the SUBLESSOR and the SUBLESSEE have caused this SUBLEASE to be duly executed in their respective names, all as of the Date hereinbefore written.

Signed and acknowledged               FOREMOST MGMT., INC.
in the presence of                    SUBLESSOR


/s/ Witness                          BY: /s/ Alan A. Stockmeister
---------------------                    -----------------------------
                                         Alan A. Stockmeister
                                         ITS:  President

/s/ Witness
---------------------

Witnesses as to Foremost Mgmt., Inc.


Signed and acknowledged                  LUIGINO'S, INC.
in the presence of                       SUBLESSEE


/s/ Witness                          BY: /s/ Ronald O. Bubar
---------------------                    -----------------------------
                                         Ronald O. Bubar
                                         ITS:  Executive Vice President of
/s/ Witness                              Operations
---------------------

Witnesses as to Luigino's, Inc.

STATE OF OHIO       )
                    ) ss.
County of Franklin  )


         On this 20th day of September, 1993, before me, a Notary Public, in and for said County and State, personally appeared Alan A. Stockmeister, the President of FOREMOST MGMT., INC., who acknowledged that he did sign said SUBLEASE on behalf of said Corporation with due authorization thereof and that the same is his free act and deed in signing as an Officer of said Corporation and on behalf of said Corporation, and the free act and deed of said Corporation.
                                    /s/ Notary Public
                                    ----------------------------
(SEAL)                              Notary Public

                                    [Notary Stamp]

STATE OF OHIO      )
                   ) ss.
County of Franklin )


         On this 20th day of September, 1993, before me a Notary Public, in and for said County and State, personally appeared Ronald O. Bubar, the Executive Vice President of LUIGINO'S, INC., who acknowledged that he did sign said SUBLEASE on behalf of said Corporation with due authorization thereof and that the same is his free act and deed in signing as an Officer of said Corporation and on behalf of said Corporation, and the free act and deed of said Corporation.

                                    /s/ Notary Public
                                    ----------------------------
(SEAL)                              Notary Public

                                    [Notary Stamp]


This Instrument Prepared By:        Bruce E. Coleman
                                    Attorney at Law
                                    Attorney Registration No. 17826
                                    525 Lake Avenue South
                                    Duluth, MN 55802-2300
                                    (218) 723-5465

o Filed without exhibits. Such exhibits will be filed with the Commission upon request.

                             ASSIGNMENT OF SUBLEASE

         THIS ASSIGNMENT OF SUBLEASE (the "ASSIGNMENT") is made and entered into this 21st day of September, 1993, and from FOREMOST MGMT., INC. ("ASSIGNOR"), an Ohio corporation, 227 Main Street, Jackson, Ohio, 45640, to the DIRECTOR OF DEVELOPMENT OF THE STATE OF OHIO ("ASSIGNEE"), 77 South High Street, Columbus, Ohio, 43266-0101, under the following circumstances:

A. Pursuant to Section 13, Article VIII of the Ohio Constitution and Chapter 166 of the Ohio Revised Code, and a LOAN AGREEMENT (the "AGREEMENT") of even date herewith, between ASSIGNEE as Lender and ASSIGNOR as Borrower, in which the ASSIGNEE has made a LOAN (the "LOAN") to ASSIGNOR in the principal amount of Two Million and No/100's ($2,000,000.00) Dollars; and a LEASE of even date herewith, between ASSIGNEE as LESSOR and ASSIGNOR as LESSEE, in connection with the sale of $8,100,000 of Bonds used, for the purpose of acquiring certain property in connection with the PROJECT as defined in the AGREEMENT, including the real estate described in EXHIBIT A attached hereto (the "SUBLEASED PREMISES").

B. By the AGREEMENT and as further evidenced by the NOTE of ASSIGNOR (the "NOTE") delivered thereunder, and the LEASE and documents related thereto ASSIGNOR has agreed to repay the LOAN by making payments (the "LOAN PAYMENTS") at the times and in the amounts set forth in the NOTE and to make the payments required by the LEASE.

C. ASSIGNOR has entered into a SUBLEASE as SUBLESSOR effective as of September 21, 1993, (the "SUBLEASE") with LUIGINO'S, INC., (the "SUBLESSEE") covering the SUBLEASED PREMISES, a SUBLEASE having been filed for record in the Jackson County, Ohio Recorder's Office on September 20, 1993, as Instrument No. 174317 in Lease Volume 39, Page 319.

D. By this ASSIGNMENT, ASSIGNOR intends to assign the SUBLEASE and the Rentals and other payments payable thereunder to ASSIGNEE as security for it obligations under the AGREEMENT, the NOTE and the LEASE.

         NOW, THEREFORE, in consideration of the LOAN and the LEASE and for other valuable considerations received, and to secure the payment of LOAN PAYMENTS and LEASE PAYMENTS and the performance and observance by ASSIGNOR of its other obligations set forth in the AGREEMENT, the NOTE, the LEASE and this ASSIGNMENT, ASSIGNOR does hereby grant, sell, transfer, set over, deliver and assign unto ASSIGNEE, the SUBLEASE, together with the absolute, present and continuing right to all Rents and Payments due or to become due thereunder.

Section: 1.       REPRESENTATIONS AND WARRANTIES. ASSIGNOR represents and
                  warrants to ASSIGNEE that:

                  (a) it has delivered to ASSIGNEE a true, executed Counterpart of the SUBLEASE;

                  (b) it has full authority and right to ASSIGN the SUBLEASE as herein provided;

                  (c) it has made no other ASSIGNMENT OF THE SUBLEASE or of any Rents or Payments Payable thereunder; and,

                  (d) no payments under the SUBLEASE have been assigned, encumbered, waived, released, discharged or compromised.

Section 2. PERFORMANCE BY ASSIGNOR. ASSIGNOR covenants and agrees that it will perform and observe, duly and punctually, any and all of its obligation and duties as SUBLESSOR under the SUBLEASE in accordance with the terms thereof.

Section 3. PROHIBITED ACTS. ASSIGNOR covenants and agrees that it will not, without the PRIOR WRITTEN CONSENT of ASSIGNEE:

                  (a) receive, collect, waive, discount, set-off, compromise or agree to any reduction of or deduction from any rents or payments under the SUBLEASE.

                  (b)      pledge, assign, encumber or MORTGAGE the SUBLEASE;

                  (c) agree to any cancellation, termination, amendment or modification of the SUBLEASE, or

                  (d) agree to any ASSIGNMENT or further SUBLEASE of the SUBLEASE by the SUBLESSEE except as expressly authorized by the SUBLEASE.

Section 4. COLLECTION AND RECEIPT OF RENTS. ASSIGNEE shall have, by virtue of this ASSIGNMENT, the absolute, present and continuing right to receive and collect any and all payments of "RENT", as defined in the SUBLEASE, and all other amounts payable thereunder directly from the SUBLESSEE; however, the failure of ASSIGNEE to receive such payments shall not relieve ASSIGNOR from any of its obligations under the AGREEMENT, or the NOTE, or the LEASE; and provided further that ASSIGNEE shall not exercise its right hereunder to require all amounts payable under the Sublease to be paid directly to ASSIGNEE until an Event of Default has occurred under the Lease or Sublease; and provided further that ASSIGNEE shall not exercise its right hereunder to require all amounts payable under the Sublease to be paid directly to ASSIGNEE until an Event of Default has occurred under the LEASE or SUBLEASE.

Section 5.        SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT. The
                  SUBLEASE is and shall remain subject and subordinate to the LEASE between ASSIGNOR and ASSIGNEE, however, ASSIGNEE agrees, by its acceptance of this ASSIGNMENT, that

                  (a) as long as the SUBLEASE is in full force and effect and shall not have been terminated pursuant to any conditions or limitations contained therein or pursuant to law;

                  (b) the SUBLESSEE shall not be in Default in the Payment of Rent under the SUBLEASE or in the performance and observance of its obligations thereunder; and,

                  (c) the SUBLESSEE agrees to attorn to ASSIGNEE when ASSIGNEE is in possession of the SUBLEASED PREMISES, then ASSIGNEE will not take action to terminate the SUBLEASE or interfere with or interrupt the SUBLESSEE'S possession and use at the SUBLEASED PREMISES in connection with any action taken under this ASSIGNMENT including Foreclosure.

Section 6. ENFORCEMENT OF SUBLEASE AND SUBLEASE GUARANTY. ASSIGNEE shall have the right, but not the obligation, to enforce, by all available remedies, the SUBLEASE without any PRIOR NOTICE to or the consent of ASSIGNOR.

Section 7. LIMITATION OF LIABILITY OF ASSIGNEE. The acceptance by ASSIGNEE of this ASSIGNMENT, with all of the rights, powers, privileges and authority so created, shall not, prior to actual entry upon and taking of possession of the SUBLEASED PREMISES by ASSIGNEE, be deemed or construed to constitute ASSIGNEE a "MORTGAGEE IN POSSESSION"; nor to place responsibility for the control, care, management or report of the SUBLEASED PREMISES upon ASSIGNEE; nor to cause ASSIGNEE to be liable for any waste committed thereon or for any dangerous or defective condition of the SUBLEASED PREMISES or any part thereof; nor thereafter or at any time or in any event obligate ASSIGNEE to appear in or defend any action or proceeding relating to the SUBLEASE or to the SUBLEASED PREMISES; nor to perform or discharge any obligation, duty or liability of SUBLESSOR under the SUBLEASE; nor shall ASSIGNEE be liable in any way for any injury or damage to person or property sustained by any person, firm or corporation in or about the SUBLEASED PREMISES.

Section 8. INDEMNIFICATION. ASSIGNOR hereby agrees to indemnify and hold ASSIGNEE harmless of and from any and all liability, loss, damage or expense which it may or might incur under or by reason of this ASSIGNMENT, or for any action taken by ASSIGNEE hereunder or by reason or in defense of any and all claims and demands whatsoever which may be asserted against ASSIGNEE arising out of or in connection with the SUBLEASE, including, but without limitation thereto, any claim by the SUBLESSEE of credit for rental paid to and received by ASSIGNOR, but not delivered to ASSIGNEE; and should ASSIGNEE incur any such liability, loss, damage or expense, the amount thereof (including reasonable attorneys' fees) without interest thereon at the Interest Rate for Advances, as defined in the SUBLEASE, shall be payable by ASSIGNOR immediately upon demand.

Section 9. NO WAIVER. ASSIGNEE may take or release other security, may release any party primarily or secondarily liable for any indebtedness secured hereby, may grant extensions, renewals or indulgences with respect to such indebtedness, and may. apply any other security therefor held by it to the satisfaction of such indebtedness without prejudice to any of its rights hereunder. It is further agreed that nothing herein contained and no act done or omitted by ASSIGNEE pursuant to the powers and rights granted it herein shall be deemed to be a waiver by ASSIGNEE of its rights and remedies under the AGREEMENT or the NOTE or the LEASE, but this ASSIGNMENT is made and accepted without prejudice to any of the rights and remedies possessed by ASSIGNEE under the terms thereof. The right of ASSIGNEE to enforce any other security therefor owned by it may be exercised by ASSIGNEE either prior to, simultaneously with, or subsequent to any action taken by it hereunder.

Section 10. CAPTIONS. Any Paragraph Titles or Captions contained in this ASSIGNMENT are for convenience only and shall not be deemed to define, limit or otherwise modify the scope or intent of this ASSIGNMENT.

Section 11. TERMINATION OF ASSIGNMENT. Upon Payment in Full of the NOTE, all LEASE payments and all other indebtedness payable hereunder, this ASSIGNMENT shall become and be void and of no effect, but the Affidavit, Certificate, and Letter of Statement of ASSIGNEE showing any part of said indebtedness to remain unpaid shall be and constitute conclusive evidence of the validity, effectiveness and continuing force of this ASSIGNMENT, and any person, firm or corporation, may and is hereby authorized to rely thereon.

Section 12. NOTICES. All Notices, Demands, or Documents of any kind which ASSIGNEE may be required or may desire to serve upon ASSIGNOR hereunder shall be sufficiently served by delivering same to ASSIGNOR personally or by leaving a copy of same addressed to ASSIGNOR at the address above-specified or by depositing a copy of same in the United States mail, postage prepaid and addressed to ASSIGNOR at said address.

Section 13. SUCCESSORS AND ASSIGNS. The terms, covenants, conditions and warranties contained herein and the powers granted hereby shall inure to the benefit of and bind ASSIGNOR and ASSIGNEE and their respective successors and assigns.

         IN WITNESS WHEREOF, the ASSIGNOR has executed and delivered this ASSIGNMENT as of the Date first above written.


Signed and acknowledged                 FOREMOST MGMT., INC.
in the presence of                      SUBLESSOR


/s/ Witness                            BY: /s/ Alan A. Stockmeister
---------------------                      -----------------------------
                                           Alan A. Stockmeister
                                           ITS:  President
/s/ Witness
---------------------

Witnesses as to Foremost Mgmt., Inc.


Signed and acknowledged                 DIRECTOR OF DEVELOPMENT OF
in the presence of                      THE STATE OF OHIO, ACTING ON
                                        BEHALF OF THE STATE
                                        ASSIGNEE


                                        BY:
---------------------                      -----------------------------
                                               Donald E. Jakeway
                                               ITS:  Director
---------------------

Witnesses as to DIRECT OR OF
DEVELOPMENT OF THE STATE OF OHIO

STATE OF OHIO       )
                    ) ss.
County of Franklin  )


         On this 20th day of September, 1993, before me, a Notary Public, in and for said County and State, personally appeared Alan A. Stockmeister, the President of Foremost Mgmt., Inc., who executed the foregoing instrument as President on behalf of Foremost Mgmt., Inc. and who acknowledged that the same to be his free act and deed individually and as President and the free act and deed of Foremost Mgmt., Inc.

                                          /s/ Notary Public
                                          -------------------------
(SEAL)                                    Notary Public

                                          [Notary Stamp]


STATE OF OHIO       )
                    ) ss.
County of Franklin  )


         On this ___ day of September, 1993, before me a Notary Public, in and for said County and State, personally appeared Donald E. Jakeway, of the State of Ohio, who executed the foregoing instrument as Director of Development of the State of Ohio, acting on behalf of the State, and who acknowledged that the same to be his free act and deed individually and as Director and the free act and deed of the State of Ohio.


                                          -------------------------
(SEAL)                                    Notary Public

                                          [Notary Stamp]

                                 ACKNOWLEDGMENT
                                       AND
                              CONSENT TO ASSIGNMENT

         LUIGINO'S, INC. as SUBLESSEE (the "SUBLESSEE") under the SUBLEASE (the "SUBLEASE") referred to in the foregoing ASSIGNMENT OF SUBLEASE (the "ASSIGNMENT") hereby expressly acknowledges and consents to the ASSIGNMENT and agrees that all payments of Rent under the SUBLEASE shall be made directly to ASSIGNEE while the ASSIGNMENT is in effect and that ASSIGNEE shall have the right directly to enforce the SUBLEASE. The SUBLESSEE further agrees to the provisions governing subordination, non-disturbance and attornment set forth in
Section 5. of the ASSIGNMENT.

                                       LUIGINO'S, INC.

                                       By: /s/ Ronald O. Bubar
                                           --------------------------
                                           Ronald O. Bubar
                                           ITS:  Executive Vice President of
                                           Operations


STATE OF OHIO       )
                    ) ss.
County of Franklin  )

         On this 20th day of September, 1993, before me, a Notary Public, in and for said County and State, personally appeared Ronald O. Bubar, of Luigino's, Inc., who executed the foregoing instrument as Executive Vice President of Operations on behalf of Luigino's, Inc. and who acknowledged that the same to be his free act and deed individually and as Executive Vice President of Operations and the free act and deed of Luigino's, Inc.


                                          /s/ Notary Public
                                          -------------------------
(SEAL)                                    Notary Public

                                          [Notary Stamp]


o Filed without exhibits. Such exhibits will be filed with the Commission upon request.